Exhibit 99.1
Investor Presentation March 2023

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID-19 pandemic and its impact on our business or the economy; the impact of general macroeconomic conditions including foreign currency fluctuations; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 and 2023 for procedures utilizing the Company’s iStent family of products and its impact on our U.S. combo-cataract glaucoma revenue; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by government or third-party payors for procedures using the iStent®, the iStent inject® W, iAccess, iPRIME, iStent infinite, our corneal cross-linking products or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future technologies (including MIGS technologies); our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation; and our ability to service our indebtedness. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 24, 2023. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. © 2023 Glaukos Corporation 2

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases. © 2023 Glaukos Corporation 3

Our Core Strategy 1. BIG IDEAS 2. SIGNIFICANT CLINICAL NEED 3. SPECIALIZED R&D TEAMS 4. EXPERIENCED SALES ORGANIZATION 5. PROVEN MARKET BUILDER 6. EFFICIENT GLOBAL OPERATIONS Designed to drive long-term growth and value creation © 2023 Glaukos Corporation 4

NEW R&D PROGRAMS 2022: Strong execution, performance and milestone achievement despite headwinds • Completed iLution DED and presbyopia Phase 2a trials • Advanced several pre-clinical R&D programs • New HQ, cornea innovation center and novel hybrid pharma mfg facility • Expanded infrastructure and systems CORE FRANCHISES NEAR-TERM PIPELINE • Global MIGS leadership and execution • iLink commercial performance and market development • International growth and scale • Launched iAccess, iPRIME and iStent infinite • Positive iDose TR Phase 3 topline data; NDA filing in early 2023 GLOBAL OPERATIONS © 2023 Glaukos Corporation 5

2023: Continued progress to advance our strategy CORE FRANCHISES NEW R&D PROGRAMS NEAR-TERM PIPELINE • Develop standalone MIGS market • Combo-cataract execution • International glaucoma, iLink market-building initiatives take hold Expanding Core Offering & Potential New Pharma Programs on Deck • iDose NDA submission in February 2023; YE 2023 approval targeted • iLution DED Phase 2b clinical trial • Epioxa Phase 3 confirmatory clinical trial • Multiple IND/IDE filings planned (glaucoma and other programs) • Commence trials for iLution TR (Ph2a), iStent infinite (label expansion) and Retina XR (1st in humans) GLOBAL OPERATIONS Next-Gen Innovations Move to Clinic Preparing for Future Growth • Pharma lab buildout for targeted 2024 iDose TR commercialization • Global talent and expertise © 2023 Glaukos Corporation 6

GLAUCOMA Topical medications are the dominant treatment plan for the roughly 18M US eyes1 affected by glaucoma and ocular hypertension Research2 shows that >90% & 50 ~ % of patients are non-compliant with topical medication use purposely discontinue their medication within 6 months High rates of non-compliance and non-adherence to topical medications contribute to disease progression Even patients diagnosed and treated with topical medication regimens can suffer significant disease progression3 Landmark glaucoma studies show that Early surgical intervention can slow disease progression more effectively than medical therapy4 The current “meds-first, give-ground” disease progression algorithm must be challenged The conventional glaucoma patient journey is being re-examined 1 topical med 2 topical meds SLT + topical meds 3+ topical meds Filtering surgery Aqueous shunt Marked by long recovery periods, serious complications and high failure rates © 2023 Glaukos Corporation 7

INTERVENTIONAL GLAUCOMA Proactive glaucoma management via predictive diagnostics, active patient monitoring and procedural intervention earlier in the treatment paradigm to: • Improve patient management • Preserve visual function • Slow disease progression • Reduce or eliminate the need for topical medications and/or invasive incisional surgery Interventional Glaucoma represents Glaukos’ founding promise to radically alter the conventional treatment algorithm MIGS therapies safely and effectively slow the progression of glaucoma and reduce drug burden Targets 24/7 foundational IOP control with minimal side effects or drawbacks 1 2 Benign nature of MIGS therapies compels surgeons to consider Interventional Glaucoma therapy far earlier 3 Improved quality of life for glaucoma patient © 2023 Glaukos Corporation 8 invested in R&D since 2018 5 distinct platforms generating disruptive, dropless innovations across 3 franchises $400M 14 Disclosed pipeline programs in 2023 vs. 4 in 2015 invested in R&D since 2018 OUR BIG IDEAS Develop novel dropless therapies to disrupt legacy topical eye drop therapies plagued by rampant patient non -adherence © 2023 Glaukos Corporation 9

INTERVENTIONAL GLAUCOMA Trabecular Bypass Goniotomy Viscodelivery Sustained-Release Subconjunctival With the only comprehensive glaucoma portfolio Glaukos is uniquely positioned to address this important unmet need and lead development of the Interventional Glaucoma opportunity C o m b o - C a t a r a c t S t a n d a l o n e Creates 3 pathways for up to 240° of powerful fluid outflow coverage; failed prior medical and surgical therapy Creates 2 pathways for fluid outflow; wider flange enhances ease of use and visibility C o m b o - C a t a r a c t o r S t a n d a l o n e Precision blade designed to cut trabecular meshwork tissue Viscoelastic delivery system designed to deliver exceptional surgical control and precision Designed to provide 24/7, long-duration, sustained release of travoprost directly into the anterior chamber Ab-externo Phase 3 subconjunctival device Customized therapy based on disease stage severity iDose TR and PreserFlo are not approved by the FDA; iAccess and iPRIME have not been cleared by the FDA to reduce IOP in the treatment of glaucoma © 2023 Glaukos Corporation 10

CLINICAL TRIAL RESULTS5 76 ≥ % of subjects achieved 20% or greater reduction in mean IOP on same or lower medication burden 50% of subjects achieved 30% or greater reduction in mean IOP First-ever micro-invasive implantable device for standalone glaucoma treatment • Three micro-stents providing up to 240° of sustained, 24/7 outflow • Pivotal trial results confirm highly favorable efficacy and safety profile • FDA cleared in 2022; phased US launch underway • Supported by decades-long track record of successful iStent technology use in combo-cataract procedures Most difficult to treat patients with average of 3.1 IOP-lowering medications at baseline who had already failed on average of 2 prior glaucoma surgeries 20+ Years of iStent clinical experience 250+ Peer-reviewed publications on iStent technology 1 Million+ iStent devices implanted worldwide iStent infinite indicated for use in patients with primary OAG uncontrolled on prior medical and surgical therapy; 510(k) clearance August 2022 © 2023 Glaukos Corporation 11

Designed to address ubiquitous patient non-adherence to and chronic side effects associated with topical medications by providing 24/7, long-duration therapy The next major addition to the Interventional Glaucoma arsenal • Designed to provide longest-duration intracameral pharmaceutical; secure and anchored design; facile implantation and exchange • Membrane elutes specially formulated travoprost, a commonly prescribed topical prostaglandin, providing 100% compliance • NDA submission in February 2023; targeted FDA approval by YE 2023 • Estimated annual US opportunity of 3M eyes6 Minimally-invasive implant designed to deliver proprietary formulation of travoprost iDose TR is not approved by the FDA © 2023 Glaukos Corporation 12

In 2 pivotal trials, iDose TR fast- and slow-release doses achieved pre-specified primary efficacy endpoints as agreed upon with US FDA (non-inferiority to topical timolol through 3 months) Positive Phase 3 trial results expected to support upcoming NDA submission for slow-release iDose TR IOP Reductions from Baseline (mmHg) 8.5 6.6 7.7 6.5 6.7 8.4 6.8 7.2 Slow-release iDose TR Timolol 0.5% BID IOP REDUCTIONS FROM BASELINE OBSERVED DURING FIRST 3 MONTHS1 • 1,150 subjects randomized across both Phase 3 trials • Mean baseline IOP of ~24 mmHg in each study • ~81% of slow-release iDose TR subjects had open-angle glaucoma; 19% ocular hypertension • 67% of slow-release iDose TR subjects were on at least 1 IOP-lowering medication at screening, including 23% of subjects that were on 2 or more Phase 3 data achieves primary efficacy endpoints 1 mmHg range represents IOP reduction means across the six U.S. FDA pre-specified timepoints of 8AM and 10AM at Day 10, Week 6 and Month 3 ; iDose TR is not approved by the FDA © 2023 Glaukos Corporation 13

Phase 3 and Phase 2b duration data for iDose TR iDose TR: The data that matters to doctors, patients and payors AT 12 MONTHS AT 24 MONTHS AT 36 MONTHS PH 3 93% Percentage of slow-release iDose TR subjects well-controlled on the same or fewer IOP-lowering topical PH 2B 92% 72% 69% medications of slow-release iDose TR subjects in the Phase 3 trials were completely free of IOP-lowering topical medications at 12 months 81% iDose TR is not approved by the FDA © 2023 Glaukos Corporation 14

GC-009 Slow-release iDose TR Timolol 0.5% BID % PATIENTS WELL CONTROLLED ON THE SAME OR FEWER TOPICAL IOP-LOWERING Phase 2b: iDose MEDS IN PHASE 2B TRIAL AT 3 YEARS TR arm controls IOP in more patients vs eyedrop arm at 3 years 69% 45% 2,190 eye drops administered per eye per 3-yr protocol in Phase 2b control arm vs one administration of iDose TR vs 2,190 1 iDose TR is not approved by the FDA © 2023 Glaukos Corporation 15

Phase 3 and Phase 2b safety data for iDose TR iDose TR: The data that matters to doctors, patients and payors iDose TR Topical PGAs Ph 3 Trials 1 Year Ph 2b Trial 3 Years No adverse events of periorbital fat atrophy Up to 70% incidence Very low or no conjunctival hyperemia 30%-50% incidence No adverse events of corneal endothelial cell loss Very low or no incidence of iris color change ~20% incidence iDose TR is not approved by the FDA © 2023 Glaukos Corporation 16

• Prospective, multi-center trial to evaluate safety of exchange procedure • Study enrolled 33 subjects previously implanted in iDose TR Phase 2b study • Subject’s study eye underwent surgical exchange with slow-release iDose TR model, with 12-month follow-up • Average overall extended evaluation period of 5+ years Exchange study’s positive data set included in NDA submission to enable repeat dosing No clinically meaningful changes in corneal endothelial cell counts over 5+ years No patient in the exchange study exhibited adverse event of endothelial cell loss (≥30% loss) over extended evaluation period Exchange trial conducted on re-administration of iDose TR 0 500 1000 1500 2000 2500 3000 Ph2b Baseline Ph2b 3 Years Re-dosing Baseline (4.2 Years) 2nd Dose 1 Year (5.2 Years) Corneal Endothelial Cell Density (cells/mm2 ) iDose TR is not approved by the FDA © 2023 Glaukos Corporation 17

iDose TR has potential to address rampant problem of patient non-compliance with topical glaucoma medications iDose TR is not approved by the FDA As part of the Phase 3 trials, in-office administration of iDose TR was employed with various subjects across multiple sites with outcomes that were consistent with the Phase 3 trials In-office administration Clinical trial efficacy data In Phase 3 trials, 81% of subjects were completely free of IOP-lowering medications at 12 months while Phase 2b trial revealed IOP control at 36 months Exchange trial data Clinical trial safety data Low or no incidence of side effects that are common to topical IOP-lowering medications; no adverse events related to corneal endothelial cell loss Prospective, multi-center exchange trial including 33 Phase 2b subjects demonstrated safety profile at 12 months iDose TR is not approved by the FDA © 2023 Glaukos Corporation 18

PRODUCT PATIENT STATUS COMBO- CATARACT iStent / iStent inject / iStent inject W Mild-to-Moderate Glaucoma with Cataract Approved (2012 / 2018 / 2020) STANDALONE iStent infinite Glaucoma (failed on prior medical and surgical therapy) FDA cleared iStent infinite Glaucoma (label expansion) IDE planned PreserFlo Advanced-Refractory Glaucoma OUS approved US IDE planned iDose TR OHT-Glaucoma Phase 3 trials completed; NDA submitted iDose TREX OHT-Glaucoma Pre-clinical iDose ROCK OHT-Glaucoma Pre-clinical iLution Travoprost OHT-Glaucoma IND open iAccess Precision Goniotomy FDA cleared iPRIME Viscodelivery FDA cleared INTERVENTIONAL GLAUCOMA PORTFOLIO Addressing the full range of glaucoma progression iAccess and iPRIME have not been cleared by the FDA to reduce IOP in the treatment of glaucoma © 2023 Glaukos Corporation 19

iLINK PLATFORM Bio-activated corneal cross-linking therapy for keratoconus, a sight-threatening, life-altering disease with typical onset in adolescence First and only FDA-approved bio-activated pharmaceutical therapy shown to slow or halt progression of keratoconus. Without effective treatment, 1 in 5 progressive keratoconus patients may require corneal transplant.7,8 73 98 of corneal grafts fail within 20 years and 30 years, respectively7,8 & % % PRODUCT/ PROGRAM PATIENT STATUS Photrexa (Epi-off) Keratoconus Approved (2016) Epioxa (Epi-on) Keratoconus 1 st Phase 3 trial completed; 2 nd Phase 3 confirmatory trial underway iLink Third-Generation Keratoconus Phase 2 iVeena Keratoconus Phase 1 COMMERCIAL PRODUCTS & DISCLOSED PIPELINE PROGRAMS © 2023 Glaukos Corporation 20

-1.0D Achieved primary efficacy outcome by demonstrating Kmax treatment effect of Well-tolerated procedure (majority of adverse events were mild and transient in nature; no change in corneal endothelial cell counts over course of trial) determined as prospectively defined least square mean Kmax change from baseline in treated arm vs. placebo arm at 6 months (p = 0.0004) 0.2D In treatment arm, Kmax improved compared to worsening in Kmax by 0.8D in placebo arm demonstrating ability of Epi-on to halt or reduce disease progression 98% After initial 6-month follow-up, of placebo-randomized patients elected to cross-over to Epi-on treatment; for these patients, data showed Kmax improvement mean change of 0.3D at 6 months post-treatment Demonstrated ability to halt or reduce keratoconus progression (n=279 eyes) Epi-On is designed to reduce treatment time and complexity, improving patient comfort and recovery time Kmax is the point of highest corneal curvature, measured in Diopters (D) Epioxa (Epi-on) 1 st Phase 3 trial achieved primary endpoints Epi-on is not approved by the FDA © 2023 Glaukos Corporation 21

iLUTION PLATFORM Transdermal dropless therapy with the potential to treat a variety of chronic eye diseases and disorders PRODUCT/ PROGRAM PATIENT STATUS iLution Dry Eye Dry Eye Phase 2 iLution Presbyopia Presbyopia Phase 2 iLution Blepharitis Demodex Blepharitis Pre-clinical iLution Travoprost OHT - Glaucoma IND open DISCLOSED PIPELINE PROGRAMS Lacrimal Function Unit: integrated system comprising the lacrimal glands, ocular surface (cornea, conjunctiva and meibomian glands) and lids, and the sensory and motor nerves that connect them. Potential target sites for iLution formulations Eyelid delivery offers potential for easier administration, faster onset of action, fewer side effects and other benefits vs prescription eye drops used to treat dry eye disease and other conditions, contributing to better compliance. © 2023 Glaukos Corporation 22

-8.5 -8.2 Trial demonstrated favorable safety and tolerability • 98% of patients completed the trial • No ocular adverse events occurring at incidence of 5% or greater Improvement in the quality of tear film (tear break-up time sign) with corresponding improvement in quality of vision (reduction in blurred vision symptom) was observed The topline trial outcome provides promising early read-out on potentially differentiated efficacy of iLution dropless therapy for dry eye disease iLution Dry Eye (GLK-301) Phase 2a Trial: 218 dry eye patients were studied for 28 days with additional 14- day safety follow-up ~55 patients/arm in each of the 3 doses of GLK-301 vs placebo GLK-301 Phase 2a first-time-in-human results show promise to progress to 2023 Phase 2b trial GLK-301A Placebo 43% 22% TEAR BREAK-UP TIME, PERCENT CHANGE FROM BASELINE AT DAY 28 GLK-301A Placebo BLURRED VISION IMPROVEMENT IN VAS CHANGE FROM BASELINE AT DAY 28 27 19 iLution Dry Eye is not approved by the FDA © 2023 Glaukos Corporation 23

RETINA XR PLATFORM Addressing the significant drawbacks of conventional therapies for retinal diseases PRODUCT/ PROGRAM PATIENT STATUS IVT Multi-Kinase Inhibitor AMD, DME, RVO Pre-clinical IVT Triamcinolone DME Pre-clinical DISCLOSED PIPELINE PROGRAMS Targeting biodegradable, small-molecule implant with sustained efficacy, designed to address shortcomings of conventional injections that impose tremendous treatment burdens on patients and contribute to lack of compliance 28 Million People 89% AMD & Diabetic Eye Disease In the US, retinal disease affects approximately 28M people; AMD and diabetic eye disease make up 89% of this patient population10 Monthly or bi-monthly anti-VEGF injections are standard of care for AMD, DME and RVO but studies show that 39% of patients are lost to follow-up within 2 years9 © 2023 Glaukos Corporation 24

-8.5 -8.2 Retina XR: Data supports expedited first-time-in-human trial in 2023 20+ months of vascular leakage prevention in rabbit model of AMD IVT multi-kinase inhibitor continues to demonstrate robust and durable effect in vivo 0 5 10 15 20 25 30 35 40 0 100 200 300 400 500 600 700 Vascular Leakage Score Days Placebo Implant 2 MKI Implants 1 MKI Implant © 2023 Glaukos Corporation 25

Attractive financial profile provides solid foundation NET SALES (in millions) 2015 2022 $72 $283 MARGINS 75% 83% 2014 GROSS MARGIN1 2022 $360 2015 $104 2022 CASH AND EQUIVALENTS2 (in millions) 20%+ 7YR CAGR SALES MIX © 2023 Glaukos Corporation 26 1 FY2014 GAAP and non-GAAP gross margin (75%); 2022 GAAP gross margin of 76% was adjusted for certain Avedro merger-related accounting and other adjustments - see Appendix for details 2 2015 as of 6/30, 2022 as of 12/31 51% 25% 24% 2022 95% 5% 3Q 2015 US Glaucoma Corneal Health Int’l Glaucoma

Efficient, scalable global platform supports growth 2015 2023 65 275+ GLOBAL COMMERCIAL PERSONNEL COUNTRIES WITH DIRECT SALES 2014 2 2023 17 Complemented by distributor and hybrid models in 35 additional countries NEW STATE-OF-THE-ART HYBRID PHARMACEUTICAL MANUFACTURING FACILITY © 2023 Glaukos Corporation 27

MARGINS OUR CURRENT PORTFOLIO Disrupting treatment paradigms with dropless therapies that address important needs 14 disclosed pipeline programs across 5 distinct platforms © 2023 Glaukos Corporation 28 PRODUCT PATIENT GLAUCOMA iStent / iStent inject / iStent inject W Mild-to-Moderate Glaucoma with Cataract iStent infinite Glaucoma Standalone (failed on prior therapy) CORNEA Photrexa (Epi-off) Keratoconus OTHER SURGICAL iAccess Precision Goniotomy iPRIME Viscodelivery

MARGINS PRODUCT PATIENT GLAUCOMA iStent / iStent inject / iStent inject W Mild-to-Moderate Glaucoma with Cataract iStent infinite Glaucoma Standalone (failed on prior therapy) iStent infinite Glaucoma Standalone (label expansion) PreserFlo Advanced-Refractory Glaucoma Standalone iDose TR OHT-Glaucoma Standalone iDose TREX OHT-Glaucoma Standalone iDose ROCK OHT-Glaucoma Standalone iLution Travoprost OHT-Glaucoma CORNEA Photrexa (Epi-off) Keratoconus Epioxa (Epi-on) Keratoconus iLink Third-Generation Keratoconus iVeena Keratoconus iLution Dry Eye Dry Eye iLution Presbyopia Presbyopia iLution Blepharitis Demodex Blepharitis RETINA IVT Multi-Kinase Inhibitor AMD, DME, RVO IVT Triamcinolone DME OTHER SURGICAL iAccess Precision Goniotomy iPRIME Viscodelivery OUR FUTURE PORTFOLIO Disrupting treatment paradigms with dropless therapies that address important needs Advancing existing and currently undisclosed platforms and programs © 2023 Glaukos Corporation 29

Appendix © 2023 Glaukos Corporation 31 Amort. of Stock-based Dev Tech Comp Exp on Full Year 2022 GAAP Intangibles Replacement Full Year 2022 Non-GAAP Gross Margin Awards Gross Margin Net Sales $ 282,862 $ 282,862 COGS $ 68,979 $ (22,092) $ (74) $ 46,813 Gross Profit $ 213,883 $ 22,092 $ 7 4 $ 236,049 Gross Margin 76% 83% GAAP to Non-GAAP Reconciliation - Full Year 2022 (in thousands)

References 1 Based on company analysis of Market Scope, Medicare Claims and IMS Health Compliance data 2 Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606 3 Malihi M, Moura, Filho ER, Hodge DO, Sit AJ. Long-term trends in glaucoma-related blindness in Olmsted County, MN Ophthalmology. 2014;121(1):134–41 4 Lichter PR, Musch DC, Gillespie BW, et al. Interim clinical outcomes in the Collaborative Initial Glaucoma Treatment Study comparing initial treatment randomized to medications or surgery. Ophthalmology. 2001;108(11):1943-1953 5 US IDE open-label, single-arm study in a standalone procedure; 72 subjects, including 61 with OAG uncontrolled by prior surgery and 11 uncontrolled by maximally tolerated medical therapy 6 Market opportunity estimates based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, etc) 7 Pramanik S, Musch DC, Sutphin JE, Farjo AA. Extended long-term outcomes of penetrating keratoplasty for keratoconus. Ophthalmology. 2006;113(9):1633-1638 8 Maharana PK, Agarwal K, Jhanji V, Vajpayee RB. Deep anterior lamellar keratoplasty for keratoconus: a review. Eye Contact Lens. 2014;40(6):382-389 9 Long-term Experience With Intravitreal Anti-VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD) 10 Market Scope, 2019 .. © 2023 Glaukos Corporation 32